SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported) February 23, 2000 (2/22/2000)


                     E. I. du Pont de Nemours and Company
            (Exact Name of Registrant as Specified in Its Charter)


            Delaware                   1-815              51-0014090
    (State or Other Jurisdiction     (Commission       (I.R.S Employer
         of Incorporation)           File Number)     Identification No.)


                              1007 Market Street
                          Wilmington, Delaware  19898
                   (Address of principal executive offices)


      Registrant's telephone number, including area code:  (302) 774-1000















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Item 5.  Other Events
         ------------

        In connection with Debt and/or Equity Securities that may be offered on a delayed or continuous basis under Registration Statements on Form S-3 (No. 33-53327, No. 33-61339, No. 33-60069 and No. 333-86363), the registrant hereby files the following press release.


                                DuPont Contact:  Clif Webb
                                                 R-Clifton.Webb@USA.dupont.com
                                                 -----------------------------
                                                 302-774-4005


          DuPont Reviews Progress Toward Double-Digit Earnings Growth


        WILMINGTON, Del., Feb. 22 - At a meeting here today for securities analysts and investors, DuPont's Chairman and Chief Executive Officer, Charles O. Holliday, Jr., outlined the significant efforts underway to create short-term double-digit earnings growth and longer-term success in higher valued businesses.

        Holliday, joined by members of his leadership team, briefed a large group of securities analysts and institutional investors on the progress and prospects for growth.

        "DuPont is energized for earnings growth," Holliday said. "The global economy, combined with our three-track program for sustainable growth of knowledge intensity, integrated science and productivity, puts us in the best position in four years."

        Holliday reviewed the growth potential across the company, stressing the specific drivers for each group of businesses. He indicated that to achieve the targeted double-digit earnings growth the company would look for 6 percent revenue growth, while working over time to boost return on invested capital back to the high teens. Data was provided for earnings before interest, taxes, depreciation and amortization (EBITDA) and free cash flow and is attached.

        Key points from the business reviews included:

        - DuPont Biosolutions Businesses, including DuPont's Agricultural businesses, Nutrition and Health and Bio-Based Materials, together have the capability of 20 percent annual growth rates.








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        - Agricultural businesses -- the intent is to redefine the agri-
cultural value chain, turning the existing seed-to-consumer commodity system into one of integrated efficiencies and values. As the total value of the system grows, all participants gain from new product opportunities and efficiencies. DuPont expects to capture opportunities and wealth through cross-selling, new business services, branded products and share gain.

        - Nutrition and Health -- DuPont has the leading technology position in soy food ingredients and healthy soy protein. With recent U.S. Food and Drug Administration approval of health claims for soy protein, and DuPont's ability to improve the taste and digestibility of soy, DuPont and General Mills Inc. have formed a joint venture to accelerate consumer acceptance of soy foods. At the same time, DuPont's Protein Technologies International business continues its aggressive program to develop soy protein products that could give considerable health benefits to consumers.

        - Bio-Based Materials -- Bio-3GT, 1,3propanediol (PDO), produced via plant biotechnology, is expected to be the first bio-based fiber DuPont will bring to market. A pilot plant is being completed in 2000, and commerciali-zation with revenues of $50-$100 million is anticipated by 2004.

        - Public Acceptance -- To facilitate product acceptance, particularly in food industries, DuPont is actively leading and participating in industry efforts to expand the public debate over biotechnology. The company believes that public dialog should include objective discussion of the potential uses of biotechnology with discussion of benefits and risks.

        - DuPont Pharmaceuticals reaffirmed its strategy to grow through augmentations that build on the company's existing therapeutic competencies. Sales for "Coumadin" (warfarin sodium tablets USP) Crystalline and SustivaTM (efavirenz) are expected to continue strong in 2000. The business also affirmed plans for equalization of earnings for the anti-hypertensive drug, "Cozaar" (losartan) is year. DuPont expects that the annual earnings growth rate for DuPont Pharmaceuticals should exceed 20 percent in 2000.

        - Approximately 75 percent of DuPont's earnings come from four traditional high value business segments: Specialty Polymers, Specialty Fibers, Performance Coatings and Polymers and Pigments and Chemicals. Business updates representing these segments were provided for DuPont iTechnologies, DuPont Nonwovens, DuPont Performance Coatings and DuPont "Corian", each of which is aggressively integrating science, knowledge intensity and productivity to produce superior revenue and earnings growth.

        - DuPont is pursuing a two-tract strategy for development of e-commerce businesses and alliances. First the company is improving the e-business platforms of existing businesses to extend its reach to customers and markets. The second tract is creation of new "market maker" Internet businesses serving the rapidly expanding business-to-business (B2B) markets. DuPont's recent joint venture with Internet Capital Group, called CapSpan, an Internet B2B development company is indicative of the company's e-commerce commitment. CapSpan will be capitalized at about $100 million with DuPont having two-thirds ownership.



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        - Six Sigma is the cornerstone of DuPont's productivity initiatives.
The program is ahead of schedule with 750 trained experts and anticipated project benefits in excess of $150 million annualized. In 2000, 20 percent of the Six Sigma projects will be directly focused on revenue.

        Information presented during today's briefing will be available at the company website, http://www.dupont.com/corp/ir/index.html. Click on "Presentations to Analysts."

        DuPont is a science company, delivering science-based solutions that make a difference in people's lives in food and nutrition; health care; apparel; home and construction; electronics; and transportation. Founded in 1802, the company operates in 65 countries and has 97,000 employees.

Forward-Looking Statements: This news release contains forward-looking state-ments based on management's current expectations, estimates and projections. All statements that address expectations or projections about the future, including statements about the company's strategy for growth, product develop-ment, market position, expected expenditures and financial results are forward-looking statements. Some of the forward-looking statements may be identified by words like "expects," "anticipates," "plans," "intends," "projects," "indicates," and similar expressions. These statements are not guarantees of future performance and involve a number of risks, uncertainties and assumptions. Many factors, including those discussed more fully elsewhere in this release and in DuPont's filings with the Securities and Exchange Commission, particularly its latest annual report on Form 10-K, as well as others, could cause results to differ materially from those stated. These factors include, but are not limited to changes in the laws, regulations, policies and economic conditions of countries in which the company does business; competitive pressures; successful integration of structural changes, including acquisitions, divestitures and alliances; research and development of new products, including regulatory approval and market acceptance, and seasonality of sales of agricultural products.

                                      ###








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[/TABLE]





                                   YEAR 1999
                                   ---------
                                ($ in billions)

[CAPTION]

                                                                     Free
                                     Revenue      EBITDA<Fa>     Cash Flow<FGb>
                                     -------      ---------      ------------
[S]                                  [C]          [C]            [C]
Agriculture & Nutrition )
                        )              3.1           0.3             0.3
Pioneer                 )

Nylon Enterprise                       4.5           0.8             0.2

Performance Coatings & Polymers        6.1           1.2             0.5

Pharmaceuticals                        1.6           0.5             0.1

Pigments & Chemicals                   3.7           1.1             0.6

Polyester Enterprise                   2.6           0.1              -

Specialty Fibers                       3.5           1.3             0.6

Specialty Polymers                     4.2           1.1             0.5

[FN]
-----------------------
<Fa> Underlying earnings before interest and taxes adding back depreciation and amortization.

<Fb> Underlying cash flow from operations less capital expenditures excluding acquisitions.

[/TABLE]
==============================================================================


        In the foregoing press release: Neither EBITDA nor Free Cash Flow purport to represent income or cash flow as defined under generally accepted accounting principles, and should not be considered an alternative to such measures as an indicator of the Company's performance.












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                                  SIGNATURE



          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                 E. I. DU PONT DE NEMOURS AND COMPANY
                                             (Registrant)




                                           /s/ D. B. Smith
                                 ------------------------------------
                                             D. B. Smith
                                         Assistant Controller




February 23, 2000









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